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EXHIBIT 10.12


                     AGREEMENT Ingen Technologies, Inc. and Randy McKenzie, M.D.

[INGEN LOGO]

INGEN TECHNOLOGIES, INC.
285 E. County Line Road, Calimesa California 92320
(800) 259-9622   FAX: (800) 777-1186


                              CONTRACTING AGREEMENT

This Agreement made effective as of this 10th day of February, 2005, by and between Randolph McKenzie, an individual, further referred to as the ("Contractor"), whose principal address is 8366 Chimney Rock Blvd., Cordova TN 38016; and INGEN TECHNOLOGIES, INC., A Nevada Corporation, further referred to as the ("Company"), whose principal address is 285 E. County Line Road, Calimesa, California 92320, and is made with reference to the following.

                                    RECITALS

A. The Company is a Medical Device Manufacturer, and in the business of providing medical products and services on a Global basis. Said products and services are inclusive of, but not limited to, vestibular function testing and balance testing.

B. The Company desires to exclusively engage the services of the Contractor to provide professional interpretations for physicians within the domestic United States that have purchased the Secure Balance(TM) program as described in Schedule-A. The Contractor is a licensed physician in the State of Tennessee, and specializes in otolaryngology. The Contractor also agrees to market the Secure Balance(TM) program to his peers, if and when desired. The Company will use the Contractor as its' exclusive agent to provide those services described in Schedule-A.

C. The Contractor has the expertise, knowledge and resources for development and implementation of the services described in Schedule-A.

D. The Company will provide product, installation, training, market assistance, promotional materials and other developmental documentation used to promote said products and services in accordance to all laws of which govern the Company in this type of industry.

E. The Company desires to utilize the Contractor's expertise, knowledge and other resources for providing professional medical interpretations of vestibular function tests, as well as developing and promoting said services as described in the above Recitals for the purpose of establishing sales of vestibular testing products for the Company, and as such, the Contractor desires to use the Company's client base for delivering the services as described in Schedule-A.


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NOW, THEREFORE, the Parties mutually agree as follows:


1. In consideration of the Contractor furnishing the expertise, knowledge and other resources in providing said services and market assistance as set forth in the above Recitals hereof, the Company agrees to issue 250,000 Shares of public stock that is Restricted under SEC Rule-144, in addition the Company will pay commissions of $2,000 for each VNG system sold, and $1,000 for each therapy system sold to leads provided by the Contractor. Such acceptance will be in the form of a signed agreement between the customer and the Company. The said transaction will be verification of acceptance and submitted to the Contractor.

2. The Company authorizes the Contractor to market, promote and sell the products and services of the Company as described in Exhibit-A. Any other products and services offered by the Company are not a part of this Agreement and may not be sold and/or marketed by the Contractor without the written permission or authorization from the Company.

3. As a part of the services specified herein, the Contractor accepts the above considerations and understands his rights to provide said services within the United States. The Contractor agrees to provide his "best efforts" to deliver those services as described in Schedule-A.

4. The Contractor is exclusively responsible to provide interpretations for vestibular function tests. The Company is responsible to provide installation, training and support to the customer. The Company understands that the Contractor will provide said interpretations at a specific rate, and that the payment for these services will be between the Contractor and the Customer. The Contractor accepts full responsibility for all liabilities and malpractice associated in providing medical interpretations for vestibular function testing.

5. Except for the amounts paid to the Contractor as stated in paragraph-1 and within the Recitals herein, the Contractor shall not be entitled to other payment and/or reimbursement for expenses incurred pursuant to this Agreement. All costs and expenses incurred by the Contractor in rendering said services shall be reimbursed or advanced by the Company only upon written authorization to the Contractor by the Company.

6. The Company agrees to provide full and proper assistance to the Contractor inclusive of administrative support, technical support, and professional support on a best efforts basis and within regulatory guidelines and laws set forth for providing said services and without penalty to the Contractor.

7. The Contractor agrees to provide the Company with proper tax documentation and identification upon the signing of this Agreement in accordance to State and Federal tax laws.


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8.       The relationship between both parties created by this Agreement is that of principal ("the Company") and Outside Contractor ("the Contractor") in that the time spent and the professional manner in which the services are performed shall solely be the responsibility of the Contractor. However, the Contractor agrees to use their best and most diligent efforts, within all laws, to provide the resources and expertise under the terms and conditions setforth herein.

9. During the term of this Agreement the Contractor has the right to promote services, either directly and/or indirectly, to any entity and/or competitor that has a similar products as provided by the Company for the duration of this Agreement.

10. In consideration of the importance of confidentiality, non-disclosure and trade secrets, the Contractor acknowledges that during the course of this Agreement between the Company and the Contractor, the Contractor has had access to and will continue to have access to various confidential information and trade secrets consisting of compilations of information, records, specifications and trade lists, which are owned by the Company and which are regularly used in the operation of the Company's business. The Contractor specifically agrees to NOT distribute the product pricing of the Company, nor use the brand name on any of their pricing to their clients. Further, the Contractor will agree to keep confidential all material related to or made a part of this Agreement from any client, employee, associate and/or the like.

         In consideration of continued engagement through this Agreement during the period of the Agreement by the Company, the Contractor shall not disclose any of the aforesaid confidential information or trade secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the Contractor's engagement with the Company, but does not include information already within the public domain at the time the information is acquired by the Contractor, or information that subsequently becomes public through no act or omission of the Contractor.

         In further consideration of continued engagement and during the period of the Agreement, all files, records, documents, drawings, specifications, equipment and similar items relating to the business of the Company, whether prepared by the Contractors or otherwise, coming into the Contractor's possession shall remain the exclusive property of the Company and shall not be removed from the Company's premises under any circumstances whatsoever without prior written consent of the Company.

11. This Agreement shall continue in effect for a period of two years (2-yrs), and may be continued thereafter only by the express mutual agreement of both parties. This agreement may be terminated only for cause or breech of any terms and conditions setforth herein.


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12.      This document contains the entire Agreement of the parties relating to this Agreement and correctly sets forth the rights, duties and obligations of all parties hereto. Any prior agreements, promises, negotiations and/or representations not expressly set forth in this Agreement is of no force and effect.

13. No waiver of any term or condition of this Agreement shall be deemed or construed to be a waiver of such term or condition in the future, or of any preceding or subsequent breach of the same or any other term or condition of this or any other agreement. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party hereto.

14. No amendment or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Unless otherwise specifically set forth under a particular provision, any amendment or modification shall require the overall consent of both parties.

15. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is a conflict between any provision of this Agreement and any statute, law, ordinance, rule, order or regulation, the later shall prevail, but in such event any such provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

16. This Agreement, and all rights and obligations contained herein shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, legal and personal representatives, successors and assigns. It is also specifically agreed and understood that this Agreement shall be binding upon any successor-in-interest to the Company by way of merger, consolidation or otherwise.

17. Any controversy arising out of or in connection with this Agreement, or any amendment thereof, shall be determined and settled by arbitration in accordance with the rules of the American Arbitration Association. The venue for such arbitration shall be exclusively San Bernardino County, the State of California, and any award rendered shall be final and binding on each and all of the parties thereto and their successor-in-interest, and judgment may be entered thereon in any court having jurisdiction thereon. In any such proceeding, the Arbitrator shall be and hereby is empowered to render an award directing specific performance. Each individual party shall take responsibility for obligations pertaining to costs associated with their own legal representation.

18. All notices among the parties hereto shall be in writing and shall be deemed duly served when personally delivered to another party or, in lieu of such personal service, when deposited in the United States mail, certified and return receipt requested, with first class postage prepaid thereon, addressed as set forth above, or in such other place as may be specified in any written notice given pursuant to this paragraph as the address for service of notice. All notices shall be delivered to the parties addresses as witnessed below.


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                           Company:                  Scott Sand, CEO & Chairman
                                                     Ingen Technologies, Inc.
                                                     285 E. County Line Rd.
                                                     Calimesa, CA 92320
                                                     (800) 259-9622
                                                     Tax ID No. 88-0429044

                           Contractor:               Randolph McKenzie, M.D.
                                                     8366 Chimney Rock Blvd.
                                                     Cordova, TN 38016
                                                     (901) 522-6926


19. This Agreement shall be governed and construed in accordance with laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above and agree to all of the terms and conditions of this Agreement setforth herein.


         The Contractor:

                           /S/ RANDOLPH MCKENZIE               February 10, 2005
                           -------------------------------     -----------------
                           Randolph McKenzie, MD                     Date


         The Company:

                           /S/ SCOTT SAND                      February 10, 2005
                           --------------------------------    -----------------
                           Scott Sand, CEO                           Date


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                                   SCHEDULE-A

                  SERVICES PROVIDED BY INGEN TECHNOLOGIES, INC
                  --------------------------------------------


1. Randolph McKenzie, M.D. is an otolaryngologist and member of the American Academy of Otolaryngology and Head & Neck Surgeons, with experience in the readings, interpretation and diagnosis of vestibular function disorders.

2. Dr. McKenzie and the Phsyician will engage in a Fee Agreement between both parties. The Physician desires to have Dr. McKenzie read and interpret vestibular function test results. Dr. McKenzie will provide the Fee Agreement at his own discretion.

3. Ingen Technologies, Inc. will provide equipment, training and clinical support to the physician.




         Accepted By: __________________________________      __________________
                                Physician Name                       Date


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                                             EXHIBIT-B

                                   PRODUCT LIST SOLD TO CUSTOMER

ITI INGEN TECHNOLOGIES, INC.                                               PROFORMA INVOICE
285 E. COUNTY LINE ROAD
CALIMESA CA 92320
(800) 259-9622


       ITEM       QTY      PART NO.                    DESCRIPTION                        PRICE
---------------------------------------------------------------------------------------------------

         1        1ea.     Model-2000       Secure Balance 2 Channel VNG                $38,000.00
                                            Complete with computer system,
                                            1-Camera Goggle, Oculomotor Full-Field
                                              Projector
                                            Secure Balance(TM) Full Clinical VNG
                                              Software version 1.00
                                            Atmos Air Irrigator and Scope
                                            Installation and training (On-Site).
                                            2-Day Physician Interpretation Workshop
                                            Tower Computer or Laptop Notebook
                                            HP Color Printer

         2        1ea.     Model-4000       SPORTKAT Balance System                     $15,000.00
                                            Balance Therapy & Posturograhy Platform
                                            VVP Computer Data System
                                            Assessment & Treatment Software 3.02
                                            Flat Panel Display Computer System
                                            Base Unit 360 Degree Platform w/Tilt Sensor
                                            Handrails with Gauge Readout PSI
                                            DC-Power Supply
                                            Installation and Training (On-Site)

         3        1ea.                      Certified Installation and training
                                            (On-Site)                                   Included
                                            Software Upgrades - No Charge
                                            2-Day Clinical Workshop-Jacksonville, Fl.
                                            5 Hours of Billing Consulting


Grand Total                                                                             $53,000.00
                                                                                        ==========

                                   TAX AND FREIGHT NOT INCLUDED
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  MW LEASING                              FOB: CALIMESA CA                DELIVERY: 1-2 WEEKS ARO
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